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                                                                    Exhibit 99.1

                                                                  EXECUTION COPY

                               PURCHASE AGREEMENT

                                      Among

                                 CSK AUTO, INC.

                                       and

                             TRAK AUTO CORPORATION,

                 TRAK CORPORATION D/B/A TRAK AUTO CORPORATION I

                                       and

                             SUPER TRAK CORPORATION

                                 October 6, 1997








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                                                                  EXECUTION COPY


                               PURCHASE AGREEMENT

This Purchase Agreement (this "Agreement") is made and entered into as of October 6, 1997 among CSK Auto, Inc., an Arizona corporation ("Buyer"), Trak Auto Corporation, a Delaware corporation ("Trak"), Trak Corporation D/B/A Trak Auto Corporation I, a Delaware corporation and a wholly-owned subsidiary of Trak ("Trak Co"), and Super Trak Corporation, a Delaware corporation and a wholly-owned subsidiary of Trak ("Super Trak" and collectively with Trak Co, "Seller").

                                    RECITALS

        WHEREAS, prior to the Closing (as defined below) Seller will form, and own all of the membership interests (the "Interests") of, Newco L.L.C., a California limited liability company (the "Company");

        WHEREAS, Seller operates retail discount auto parts stores under the Trak Auto, Super Trak and Super Trak Warehouse names;

        WHEREAS, Seller currently operates the 80 Trak Auto, Super Trak and Super Trak Warehouse stores in the Los Angeles metropolitan area that are identified on Schedule A hereto (the "LA Stores");

        WHEREAS, Seller also currently operates 12 other retail discount auto parts stores in the Los Angeles metropolitan area that are identified on Schedule B hereto, the leases for which will expire, without right to renew, within 8 months hereof (the "Non-Renewal Stores");

        WHEREAS, prior to the Closing, Seller shall transfer to the Company certain assets relating to the business conducted at the LA Stores and the Non-Renewal Stores (the "Business") consisting primarily of "Inventory", "Leases" and "Fixtures" as such terms are defined herein;

        WHEREAS, Seller desires to assign to Buyer, and Buyer desires to acquire and assume from Seller, the Interests; and

        WHEREAS, it is expressly understood that, except as expressly herein provided to the contrary, neither the Company nor Buyer shall assume or otherwise be liable with respect to Excluded Liabilities (as defined below);

                                    AGREEMENT

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements, and upon the terms and subject to the conditions, hereinafter set forth, the parties hereby agree as follows:






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                                    ARTICLE I

        TERMS OF PURCHASE AND SALE

        1.01. ASSIGNMENT AND ACQUISITION OF THE INTERESTS.

At the Closing, upon the terms and subject to the conditions set forth herein, Seller shall assign to Buyer, and Buyer shall acquire and assume from Seller, all of the Interests.

        1.02. THE CLOSING.

        (a) The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Gibson, Dunn & Crutcher LLP, 333 South Grand Avenue, Los Angeles, California, commencing at 10:00 a.m. local time, on December 8, 1997, or at such other time and/or place, as the parties may mutually agree (the "Closing Date").

        (b) On the business day immediately preceding the Closing Date, the parties shall conduct a pre-closing at the offices of Gibson, Dunn & Crutcher LLP, commencing at 10:00 a.m., at which each party shall present for review by the other party copies, in execution form, of all documents required to be delivered by such party at the Closing.

        (c) At the Closing, upon the terms and subject to the conditions set forth herein, Seller shall deliver or cause to be delivered to Buyer:

                (i) certificates representing the Interests, duly endorsed in blank for transfer or accompanied by duly executed stock powers assigning the Interests in blank;

                (ii)  resignations of the managers of the Company;

                (iii) originally executed versions of the Leases if possessed by Seller, and true and complete copies of the other Leases, and originally executed versions of all documents relating to the contribution of the Assets (as defined below) to the Company; and

                (iv) such other documents and instruments as Buyer or its counsel deems reasonably necessary or desirable to effectuate the transactions contemplated by this Agreement.

        (d) At the Closing, upon the terms and subject to the conditions of this Agreement, Buyer shall deliver to Seller:

                (i)    the Closing Payment (as defined in Section 1.03); and

                (ii) such other documents and instruments as Seller or its counsel deem reasonably necessary or desirable to effectuate the transactions contemplated hereby.



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                                                                  EXECUTION COPY

        1.03.         PURCHASE PRICE AND PAYMENT.

        (a) The aggregate purchase price to be paid by Buyer to Seller for the Interests shall be equal to Thirty-Eight Million Dollars ($38,000,000), subject to reduction (but not increase) as provided below (the "Purchase Price"). Buyer shall pay $34,200,000 (or such lesser amount as may be determined pursuant to the Estimated Inventory Statement (as defined below)) to Seller on the Closing Date (the "Closing Payment") by wire transfer of immediately available funds to an account or accounts of Seller at a bank or banks specified by Seller no later than three business days prior to the Closing Date. Upon determination of the Purchase Price as hereinafter provided, Buyer shall pay to Seller, or Seller shall pay to Buyer, as the case may be, the amount owing (the "Final Payment").

        (b) Not more than three weeks prior to the Closing, Seller shall be responsible for the conduct of a physical inventory count of each LA Store, which physical inventory count shall be conducted by Inventory Auditors (the "Inventory Consultant"), provided that the Inventory Consultant will be able to provide sufficient personnel to conduct the physical inventory counts in the specified time frame. The fees and disbursements of the Inventory Consultant shall be paid 50% by Seller and 50% by Buyer. Buyer shall be entitled to have loss prevention and inventory management personnel monitor each of the LA Stores for purposes of loss-prevention and inventory management between the times that the physical inventory count is conducted at such store and the Closing. Upon completion of the physical inventory count of all of the LA Stores, and immediately prior to the Closing, the Seller shall conduct a physical inventory count of the Distribution Center. Representatives of both Seller and Buyer shall be entitled to monitor the physical inventory count at the LA Stores and the Distribution Center, and each shall confirm by signature their respective concurrence with such physical inventory counts. On the day immediately preceding the Closing Date, Seller shall deliver to Buyer a detailed estimated statement of the physical count of the Inventory as of the close of business on the Saturday preceding the Closing Date, based upon the physical inventory count of the LA Stores conducted by the Inventory Consultant, as adjusted in accordance with the terms set forth in Schedule C, and upon the physical inventory count of the Distribution Center conducted by Seller (the "Estimated Inventory Statement"). The Estimated Inventory Statement shall also set forth the estimated Inventory Value (as defined in Schedule D) and the estimated Purchase Price determined pursuant to Schedule D. If the estimated Purchase Price is less than $38,000,000, then the Closing Payment shall equal 90% of the estimated Purchase Price rather than $34,200,000.

        (c) Within fifteen (15) days of the Closing, Seller shall finalize its determination of the Inventory in the LA Stores and the Distribution Center as of the close of business on the Saturday preceding the Closing Date based on the physical inventory counts conducted pursuant to paragraph (b) above, and shall deliver to Buyer a detailed statement of such Inventory (the "Final Inventory Statement"). The Final Inventory Statement shall also set forth the Inventory Value, and the Purchase Price and the resulting Final Payment amount determined pursuant to Schedule D. The Purchase Price determined based on the Inventory Value shall be binding upon each of Buyer and Seller for all purposes, and Seller shall pay to Buyer or Buyer shall pay to Seller, the Final Payment in immediately available funds within fifteen (15) days after the delivery of such Final Inventory Statement, unless, within such fifteen-day period, Buyer gives written notice of disagreement specifying in reasonable detail the nature and extent of such disagreement, at which time Buyer shall pay to Seller the portion (if any) of the remaining Purchase Price




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that is not in dispute. If Buyer and Seller are unable to resolve any such disagreement within thirty (30) days after Buyer gives Seller notice thereof, the disagreement shall be referred for final determination to KPMG Peat Marwick or, if such firm declines to act, to any other accounting firm of national reputation as may be reasonably acceptable to Buyer and Seller. Buyer and Seller may submit to such accounting firm any facts which they deem relevant to the determination, and the determination of such accounting firm shall be conclusive, non-appealable and binding upon Buyer and Seller for all purposes. Such accounting firm shall resolve any disputes in an informal proceeding with rules to be established by such firm. Buyer and Seller agree that judgment may be entered upon the determination of such accounting firm in any court having jurisdiction over the party against which such determination is to be enforced. Seller and Buyer shall each pay the fees and disbursements of their respective internal and independent accountants, counsel and other personnel incurred in the initial preparation, review and final determination of the Purchase Price. The fees and disbursements of the accounting firm to which any disagreement is referred to shall be borne 50% by Seller and 50% by Buyer.

        1.04. CERTAIN DEFINED TERMS.

        The following terms shall have the following meanings:

        (a) "Assets" means the Inventory, Leases, Fixtures and any other rights and assets to be owned by the Company as of the Closing;

        (b) "Distribution Center" means Seller's distribution center located in Ontario, California;

        (c) "Fixtures" means all furniture, trade fixtures and equipment located in the LA Stores and the Non-Renewal Stores as of the date hereof (or in the case of store No. 154, "Fixtures" heretofore delivered to the Distribution Center), together with any additional furniture, trade fixtures and equipment installed in the LA Stores prior to the Closing;

        (d) "Inventory" means all inventory that is present in the LA Stores or in the Distribution Center as of the Closing;

        (e) "Leases" means the agreements under which the LA Stores are used by Seller in the Business together with all related rights of Seller, including any deposits and rights in any improvements; and

        (f) "Regional Office" means Seller's regional office located in Ontario, California.



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                                                                  EXECUTION COPY

                                   ARTICLE II

        REPRESENTATIONS AND WARRANTIES OF TRAK AND SELLER

        Trak and Seller hereby represent and warrant to Buyer as follows:

        2.01. ORGANIZATION.

        Upon its formation, the Company will be a limited liability company duly organized, validly existing and in good standing under the laws of the State of California and will have all requisite power and authority to own its properties and carry on its activities as will be conducted prior to Closing.

        2.02. POWER AND AUTHORITY; EFFECT OF AGREEMENT.

        Each of Trak and Seller have, and the Company will have, all requisite power and authority to execute, deliver and perform this Agreement and all other agreements, certificates, instruments and other documents to be executed and delivered by it in connection herewith (collectively, the "Ancillary Documents"), as the case may be, and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by each of Trak and Seller and constitutes the valid and binding obligation of Trak and Seller, and each such Ancillary Document, upon execution and delivery by Trak, Seller or the Company, will constitute the valid and binding obligation of Trak, Seller or the Company, as the case may be, in each case enforceable against Trak, Seller or the Company, as the case may be, in accordance with its terms, except to the extent that such enforceability (i) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and (ii) is subject to general principles of equity. The execution, delivery and performance by Trak and Seller of this Agreement, the execution, delivery and performance by Trak, Seller or the Company of such Ancillary Documents to which it is a party, and the consummation by each of Trak, Seller and the Company of the transactions contemplated hereby and thereby will not, with or without the giving of notice or the lapse of time, or both, (A) subject to compliance with the applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), violate or conflict with any provision of law, rule or regulation to which Trak, Seller or the Company is subject or by which any of the property of Trak, Seller or the Company is bound, (B) violate or conflict with any order, judgment or decree applicable to Seller or the Company, or (C) violate or conflict with any provision of the organizational documents of Trak, Seller or the Company.

        2.03. CONSENTS.

        No consent, approval or authorization of, or exemption by, or filing with, any governmental department, bureau or agency or other public board or authority is required in connection with the execution, delivery and performance by Trak, Seller or the Company of this Agreement or the Ancillary Agreements, or the taking of any other action contemplated hereby and thereby, excluding, however, compliance with the HSR Act and consents, approvals, authorizations, exemptions and filings, if any, that Buyer is required to obtain or make.




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        2.04. CAPITALIZATION.

        Upon the formation of the Company, one hundred percent of the membership interests of the Company will be owned of record and beneficially by Seller; all of the Interests will have been duly authorized and will be validly issued, fully paid and non-assessable; and there will be outstanding no securities convertible into, exchangeable for, or carrying the right to acquire, membership interests or other equity interests in the Company, or subscriptions, warrants, options, rights, calls, agreements, demands or other arrangements or commitments of any character obligating the Company to issue or dispose of any of its membership interests or other equity interests or any ownership interest therein or otherwise relating to the membership interests of the Company.

        2.05. TITLE TO INTERESTS.

        The assignment of the Interests by Seller and the acquisition and assumption of the Interests by Buyer pursuant to this Agreement will vest in Buyer legal and valid title to such Interests, free and clear of any and all liens, security interests, pledges, mortgages, charges, limitation, claims, restrictions, rights of first refusal, rights of first offer, rights of first negotiation or other encumbrances of any kind or nature whatsoever (collectively, "Encumbrances"), other than Encumbrances (if any) created by Buyer.

        2.06. ASSETS AND LIABILITIES OF THE COMPANY.

        (a) On the date hereof, the Company has no assets or liabilities of any nature, has no employees, and has not conducted any business.

        (b) Immediately prior to and as of the Closing, the Company shall (i) have good and valid title to the Assets, free and clear of any and all Encumbrances, except (A) liens for Taxes not yet due or being contested in good faith by appropriate proceedings, and (B) such Encumbrances relating to the Leases of the LA Stores as (x) are set forth in the Leases themselves, (y) consist of deeds of trust or other Encumbrances on the fee interests or, where applicable, master leasehold interests from which the Leases were derived, or
(z) are not substantial in amount, character or extent and do not detract from the value, or interfere with the use, of the LA Stores in any material respect ("Permitted Encumbrances"); (ii) have no assets other than the Assets; (iii) have no liabilities or obligations of any nature (absolute, accrued, contingent or otherwise), whether due or to become due (including, without limitation, any liability for taxes and interest, penalties or other charges payable with respect to any such liability or obligation), whether or not required to be reflected or reserved against on a balance sheet prepared in accordance with GAAP, other than the obligations under the Leases; (iv) have no employees; and
(v) conduct no business other than the Business.

        2.07. LEASEHOLD INTERESTS.

        Seller has previously delivered to Buyer a true, correct and complete copy of each of the Leases, as amended to date. Each of the Leases is in full force and effect. With respect to each of the Leases, there exists no default by Seller or, to the knowledge of Seller, by any lessor or third party thereunder, that has affected or could reasonably be expected to materially affect the rights and privileges thereunder of Seller or upon assignment to it, the Company. No party to any Lease has given Seller written or, to the knowledge of Seller, oral notice of or made any claim with respect to any breach or default with respect

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                                                                  EXECUTION COPY

to any such Lease, except such as have been cured or waived. Seller has not entered into any sublease, license or other agreement granting to any person or entity any right to the use, occupancy or enjoyment of, or the right to purchase, any LA Store or any portion thereof. To the knowledge of Seller, the current use and operation of the LA Stores is in material compliance with all applicable laws (including, without limitation, laws relating to zoning and land use and to the protection of human health and the environment) and public and private covenants and restrictions, and Seller has not received any notice of material non-compliance with any applicable laws, nor, to the knowledge of Seller, is there any valid basis for such a notice. All material certificates of occupancy, permits and licenses of all governmental authorities having jurisdiction over the LA Stores required to have been issued to enable the LA Stores to be lawfully occupied and used for all of the purposes for which the LA Stores are currently occupied and used have been lawfully issued and are in full force and effect. To the knowledge of Seller, there exists no restrictive covenant, ordinance or land use restriction that could reasonably be expected to materially detract from the use or value of the LA Stores and the Leases. Seller has not received any written notification of any pending, threatened or contemplated condemnation proceeding affecting the LA Stores or any portion thereof. For the purposes of this Agreement, "the knowledge of Seller" shall refer to actual knowledge of any of the individuals listed in Schedule 2.07.

        2.08. INVENTORY.

        Except for Non-Salable Inventory (as defined in Schedule D), all Inventory which is reflected on the inventory statement related to the Business prepared by Seller as of August 2, 1997 and attached hereto as part of Schedule
2.08 (the "August Inventory Statement") consisted of, and all Inventory which will be reflected on the Final Inventory Statement will consist of, items of a quantity and quality normally salable in the ordinary course of operation of the Business. The value at which the Inventory is reflected on the August Inventory Statement was determined in accordance with GAAP in a manner consistent with previous years. All current orders for Inventory were made in the ordinary course of business and represent quantities typically ordered for sale by the Business in the ordinary course. As of the date hereof and as of the Closing Date, all of the Inventory will be owned by Seller and the Company, respectively, and none of such Inventory is or will be held on consignment.

        2.09. FINANCIAL INFORMATION.

        Schedule 2.09 sets forth the sales and profit contributions for the LA Stores as a group for the fiscal periods set forth therein, as well as the fixed asset accounts of the LA Stores as a group and the Non-Renewal Stores as a group as of the end of said fiscal periods. The financial information set forth on
Schedule 2.09 is accurate in all material respects.





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                                   ARTICLE III

        REPRESENTATIONS AND WARRANTIES OF BUYER

        Buyer hereby represents and warrants to Seller as follows:

        3.01. ORGANIZATION.

        Buyer is a corporation duly organized, validly existing and in good standing under the laws of the state of Arizona, and has all requisite corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and is duly qualified to transact business as a foreign corporation and is in good standing in the State of California.

        3.02. CORPORATE POWER AND AUTHORITY; EFFECT OF AGREEMENT.

        The execution, delivery and performance by Buyer of this Agreement and all other agreements, certificates, instruments and other documents to be executed and delivered by it in connection herewith (the "Buyer Ancillary Documents") and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement has been duly and validly executed and delivered by Buyer and constitutes a valid and binding obligation of Buyer, and the Buyer Ancillary Documents, upon execution and delivery by Buyer, will constitute valid and binding obligations of Buyer, in each case enforceable against Buyer in accordance with its terms, except to the extent that such enforceability (i) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and
(ii) is subject to general principles of equity. The execution, delivery and performance by Buyer of this Agreement and the Buyer Ancillary Documents and the consummation by Buyer of the transactions contemplated hereby and thereby will not, with or without the giving of notice or the lapse of time, or both, (A) subject to compliance with the HSR Act, violate or conflict with any provision of law, rule or regulation to which Buyer is subject, (B) violate or conflict with any order, judgment or decree applicable to Buyer or (C) violate or conflict with any provision of the Certificate of Incorporation or the Bylaws of Buyer.

        3.03. CONSENTS.

        No consent, approval or authorization of, or exemption by, or filing with, any governmental department, bureau or agency or other public board or authority is required in connection with the execution, delivery and performance by Buyer of this Agreement or the Buyer Ancillary Agreements, or the taking of any other action contemplated hereby or thereby, excluding, however, compliance with the HSR Act and consents, approvals, authorizations, exemptions and filings, if any, that Seller or the Company is required to obtain or make.

        3.04. STATUS OF BUYER.

        Buyer is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended, and is acquiring and assuming the Interests for investment, and not with a view to a distribution in violation of the Securities Act of 1933, as amended.


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                                                                  EXECUTION COPY

                                   ARTICLE IV

        COVENANTS OF TRAK AND SELLER

        4.01. COOPERATION BY TRAK, SELLER AND THE COMPANY.

        From the date hereof until the Closing, Trak and Seller will, and will cause the Company to, use all reasonable efforts, and cooperate with Buyer, to secure all necessary consents, approvals, authorizations, exemptions and waivers from third parties as shall be required in order to effectuate the transactions contemplated hereby, and will otherwise use all reasonable efforts to cause the consummation of such transactions in accordance with the terms and conditions hereof.

        4.02. CONDUCT OF BUSINESS.

        Except with the prior written consent of Buyer, from the date hereof through the Closing, Trak and Seller will, and, to the extent applicable, will cause the Company to: (a) operate the Business only in the ordinary course consistent with past practice, including the maintenance of an inventory mix consistent with past practice, provided that nothing herein shall preclude Seller from closing the Non-Renewal Stores; (b) use all reasonable efforts to preserve intact the Business and the Assets (other than the sale of Inventory in the normal course), including the continued purchase of advertising relating to the Business in the ordinary course consistent with past practice; (c) use all reasonable efforts to preserve relationships with lessors, suppliers, customers, licensors and licensees and others having business dealings with the Business or the Company; (d) not terminate, amend or alter in any way any of the Leases; and
(e) notify Buyer in writing at least 10 days prior to the expiration thereof of any option, renewal or other right under any of the Leases as to which the right to exercise will expire prior to or within 10 days following the Closing Date, and exercise (or decline to exercise) such right as directed by Buyer.

        4.03. ACCESS.

        From the date hereof and prior to the Closing, Trak, Seller and the Company shall (a) provide Buyer and its representatives with such information as Buyer or its representatives may from time to time reasonably request with respect to the Assets, the Business and the Company and the transactions contemplated by this Agreement, (b) provide Buyer and its representatives reasonable access during regular business hours and upon reasonable notice to the properties, books and records of Seller and the Company as Buyer or its representatives may from time to time reasonably request, (c) cooperate in providing access to all information necessary or advisable in order to permit Buyer and its representatives to examine the pre-Closing physical count of the Inventory, and (d) permit Buyer and its representatives to discuss the Business with Trak and Seller's officers, employees and suppliers; provided, however, that Buyer will hold in confidence all documents and information so furnished in accordance with the confidentiality agreement between Buyer and Trak dated March 25, 1997 (the "Confidentiality Agreement").






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        4.04. TRANSFER OF INVENTORY AND LEASES AND CERTAIN RELATED ASSETS TO
              COMPANY.

        Prior to the Closing, Trak and Seller shall contribute and transfer to the Company, free and clear of any Encumbrances, all: (a) of the Inventory, Leases and Fixtures; (b) licenses, permits, franchises and other authorizations relating to the foregoing which can be transferred to the Company; and (c) employee records (subject to compliance with privacy laws), Lease files, customer records and summary historical store and Distribution Center financial records to the extent relating to the Business. Prior to the Closing, Trak and Seller shall deliver to the Distribution Center and shall appropriately segregate all of the Fixtures in the aggregate from the Non-Renewal Stores.

        4.05. FURTHER ASSURANCES.

        At any time or from time to time after the Closing, Seller shall, at the request of Buyer or Buyer's counsel, execute and deliver any further instruments or documents and take all such further action as Buyer or Buyer's counsel may reasonably request in order to evidence or otherwise facilitate the consummation of the transactions contemplated hereby.

        4.06. TERMINATION AND SOLICITATION OF EMPLOYEES.

        Seller agrees that it will terminate, effective the Closing Date, all of its employees who work at the LA Stores or the Regional Office (but excluding employees at the Distribution Center) and will pay all amounts due such employees as a result of such termination. Seller agrees that, commencing upon the execution of this Agreement, Buyer may solicit such employees of the Business with respect to possible employment by Buyer or the Company after the Closing, and in connection therewith that Buyer may interview each such employee and conduct related drug tests. It is understood, however, that Buyer is not obligated to offer employment to any employee of Seller.

        4.07. COVENANT NOT TO COMPETE.

        Each of Trak and Seller agree that for a period of three (3) years following the Closing it will not directly or indirectly engage in the sale of automobile parts through retail or commercial outlets located in southern California, except that, for so long as Seller maintains the Distribution Center, Seller may utilize the Distribution Center to store and ship automobile parts to outlets located outside of southern California.

                                    ARTICLE V

        COVENANTS OF BUYER

        5.01. COOPERATION BY BUYER.

        From the date hereof until the Closing, Buyer shall use all reasonable efforts, and will cooperate with Seller and the Company, to secure all necessary consents, approvals, authorizations, exemptions and waivers from third parties as shall be required in order to effectuate the transactions contemplated hereby, and shall otherwise use all reasonable efforts to cause the consummation of such transactions in accordance with the terms and conditions hereof. Buyer specifically agrees that it will take such actions as may be

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                                                                  EXECUTION COPY

necessary to obtain the requisite approval under the HSR Act.

        5.02. FURTHER ASSURANCES.

        At any time or from time to time after the Closing, Buyer shall, at the request of Seller or Seller's counsel, execute and deliver any further instruments or documents and take all such further action as Seller or Seller's counsel may reasonably request in order to evidence or otherwise facilitate the consummation of the transactions contemplated hereby.

        5.03. BUYER EMPLOYEES.

Buyer agrees that each employee of Seller who is terminated by Seller pursuant to Section 4.06 and is hired by Buyer or the Company on the Closing Date will:

        (i) be credited for benefit program purposes with the same number of years of service as such employee had with Seller as of the Closing Date; and

        (ii) be provided the health care benefits, without regard to any applicable waiting period, then currently available to similarly situated employees of Buyer.

Buyer also agrees that it shall indemnify Seller with respect to any losses Seller may incur attributable to a post-Closing termination by Buyer of any such employee of Seller so hired by Buyer or the Company on or after the Closing Date.

        5.04. PERFORMANCE UNDER LEASES.

        Subject to Section 6.03 hereof, the accuracy (to the extent relevant in a given case) of Section 2.07 hereof, and the terms and conditions of the Leases, Buyer agrees that after the Closing Date it will, or will cause the Company to, honor the terms of the Leases in effect on such date.

                                   ARTICLE VI

        ADDITIONAL COVENANTS

        6.01. TRANSITION ARRANGEMENTS.

        Seller and Buyer agree as follows with respect to certain post-Closing transition arrangements:

        (a) Seller shall maintain the Regional Office premises for ninety (90) days following the Closing (or such shorter period as Buyer may specify upon ten
(10) days prior notice to Seller) and Buyer and the Company shall be entitled to use said premises at no additional cost to Buyer, other than any increase in the operating costs of the Regional Office occasioned by Buyer's use, which shall be paid by Buyer.





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        (b) The Company and Buyer shall have the right to operate the LA Stores under the "TRAK," "SUPER TRAK" and "SUPER TRAK WAREHOUSE" names and to use such logos, business forms and stationery in connection therewith for 90 days following the Closing at no additional cost to Buyer, provided that Buyer agrees to indemnify Seller for any loss, damage or expense incurred by Seller attributable to such post-Closing use by Buyer or the Company.

        (c) The Company and Buyer shall have the right to display and sell from the LA Stores all "TRAK" private label products that are part of the inventory acquired hereunder until the supply of such products is exhausted.

        (d) Buyer and Seller shall implement an employee incentive program, the principal elements of which are set forth on Schedule 6.01(d), and shall share the cost thereof as provided in Schedule 6.01(d).

        (e) As soon as practical after the date hereof, Seller and Buyer shall enter into an operating agreement relating to the Distribution Center (the "Operating Agreement") which will reflect the following basic understandings:

                (i) the term of the Operating Agreement shall be for the period of 135 days following the Closing Date, subject to the right of Buyer to terminate the Operating Agreement upon not less than ten (10) days prior notice to Seller;

                (ii) the purpose of the Operating Agreement is to enable Buyer to implement the continuous operation of the LA Stores from the Closing until Buyer is able to receive and ship products from its own distribution facilities, it being understood that Seller shall exercise reasonable efforts to operate the Distribution Center in accordance with substantially the same standards, systems and procedures as it has heretofore operated the Distribution Center in connection with the Business, it being understood, however, that Seller shall not be required to hire new employees for the Distribution Center;

                (iii) during the period of the Operating Agreement, Buyer will be responsible for placing purchase orders for inventory and paying for such inventory, and Seller will be responsible for quantity integrity;

                (iv) during the period of the Operating Agreement, Buyer shall be required to have certain of its personnel present at the Distribution Center at Buyer's expense;

                (v) Buyer will pay for all normal operating costs (including depreciation) incurred by Seller for providing services to Buyer pursuant to the Operating Agreement, except that such costs shall not include (w) severance, accrued vacation (other than vacation accrued during the period of the Operating Agreement) or other costs associated with the voluntary or involuntary termination of Seller's employees at the Distribution Center, whether any such termination occurs before, during or after the term of the Operating Agreement, (x) rent, taxes, insurance required under the lease of the Distribution Center, common area charges and other real estate occupancy costs, (y) payments under equipment leases that would be incurred by Seller even if Buyer were not utilizing the Distribution Center pursuant to the Operating Agreement, and (z) costs (or portions of costs) relating to any activities conducted at the Distribution Center that are not related to the receipt,

                                                                  EXECUTION COPY


        storage and delivery of inventory for the LA Stores;

                (vi) during the period of the Operating Agreement, Trak and Seller shall provide or make available to Buyer at no additional cost Trak's and Seller's financial and management information systems and similar services and support to enable the continuous operation of the business through the termination of the Operating Agreement; and

                (vii) Buyer shall indemnify Seller for any liability incurred by Seller as a result of Buyer's use of the Distribution Center pursuant to the Operating Agreement.

6.02. PRORATION.

        As soon as practicable after the Closing, the parties shall pro-rate all property taxes and other amounts prepaid or accrued as of the Closing under the Leases, and Buyer shall pay to Seller, or Seller shall pay to Buyer, the net amount owing.

6.03. EXCLUDED LIABILITIES.

        For the avoidance of doubt (and anything herein to the contrary notwithstanding), it is understood and agreed that Seller shall retain and/or assume all liability and responsibility for (and shall indemnify Buyer and the Company with respect to) any and all liabilities or obligations of Seller, the Company or the Business which arise out of or relate to the Leases, the Business or the Assets and which have accrued or are in existence (i.e., all events or circumstances giving rise to the liability or obligation have occurred, regardless of whether a claim or liability has been asserted with respect thereto) at any time prior to the Closing ("Excluded Liabilities"), including, without limiting the generality of the foregoing, (a) claims for personal injury or damages based on allegedly defective products including, without limitation, claims based on negligence, breach of implied or express warranty, strict liability, defective product or product in an unreasonably dangerous condition, failure to warn or inadequate warning (except that Buyer agrees that it shall assume responsibility for all ordinary course defective product returns relating to products sold from the LA Stores prior to the Closing); (b) taxes; (c) accounts payable; (d) any liabilities relating to the Non-Renewal Stores; (e) any liabilities relating to unpaid benefits, salary or other claims or obligations arising prior to the Closing with respect to any employees of Seller; and (f) any severance, accrued vacation and other payments due to employees who leave or are terminated by Seller pursuant to Section 4.06 or otherwise prior to, on or after the Closing Date.

        6.04. CONFIDENTIALITY.

        Prior to and for a period of five (5) years following the Closing, Trak and Seller shall keep confidential and not disclose (other than to its attorneys, accountants and advisers) or use (except in connection with preparing tax returns, conducting proceedings relating to taxes and, prior to the Closing Date, as required in the conduct of the Business in the ordinary course and consistent with past practice) any non-public information relating to the Business or the Company, whether or not obtained pursuant to or in connection with the transactions contemplated by this Agreement. This Section 6.04 shall not be violated by disclosure pursuant to court order or as otherwise required by law or in any other proceeding, on condition that notice of the requirement for such disclosure is given to Buyer prior to making any disclosure. Each of Trak and Seller shall cause its respective representatives, employees, attorneys, accountants and advisers to whom information is disclosed pursuant to this
Section 6.04 to comply with the provisions of this Section.

        6.05. NON-RENEWAL STORES.

        Seller agrees that Buyer may engage in discussions with the lessors of the Non-Renewal Stores numbered 188 and 572 pertaining to the possible extension or renewal of the existing leases thereof. Upon written notice from Buyer to Seller delivered at any time prior to the close of business on Friday, October 10, 1997, Buyer may designate one or both of these two Non-Renewal Stores to be an "LA Store" hereunder, and in such event the Non-Renewal Store(s) so designated shall be deemed LA Store(s) hereunder.

        6.06 NEW STORES.

        Seller shall provide Buyer all relevant information as to leases which have been entered into prior to the date hereof and which relate to stores not yet opened in the Los Angeles Metropolitan Area (the "New Leases") (it being understood that Seller shall not enter into any such leases after the date hereof). Buyer shall have the right, by written notice to Seller delivered at any time before the Closing Date, to cause Seller to assign to the Company any or all such New Leases at no additional cost to Buyer, except that Buyer shall be responsible for the performance of said leases subsequent to the Closing as provided in Section 5.04. Seller agrees with respect to any such store under development that such store will be developed in accordance with a format, and with decor, provided by Buyer and that Seller shall not install fixtures or inventory in such store prior to the Closing.

        6.07 PURCHASE OF INVENTORY; ASSIGNMENT AND ASSUMPTION OF CERTAIN AGREEMENTS.

        Seller agrees that it shall continue to purchase Inventory for the LA Stores in the ordinary course of business, of such type and in sufficient quantity that there will be adequate Inventory available in the LA Stores (and in the Distribution Center for delivery to the LA Stores) through the Closing Date, and Buyer will be responsible for issuing purchase orders for Inventory to be delivered to the Distribution Center after the Closing Date. Seller shall be responsible for the cancellation or termination of any purchase orders for inventory placed by it which is not delivered prior to the Closing. Seller shall cooperate with Buyer and its representatives in identifying third-party service and maintenance agreements applicable to some or all of the LA Stores and, if so requested by Buyer, will use its best efforts to assign such agreements to the Company, in which event the Company shall assume the obligations thereunder.

        6.08 CHANGE IN FORM OF THE COMPANY.

        If requested by Buyer not later than 20 days prior to the Closing, the "Company" shall be formed as a corporation under California law (rather than a limited liability company), the voting stock of which shall be owned 79% by Seller and 21% by Buyer and this Agreement shall be deemed amended as appropriate to reflect such change in form, it being understood that if the transaction were not to close, the corporation would be dissolved. If Buyer does not request a change in the form of the Company, Buyer

                                                                  EXECUTION COPY

shall indemnify Seller for any liability incurred by Seller under anti-assignment or similar provisions of the Leases attributable to the Company being a limited liability company as opposed to a corporation. If Buyer does request a change in the form of the Company, and if either Buyer or Seller so elects, the Company shall be owned 100% by Seller (rather than 79%-21% as referred to above), in which event Seller shall (i) indemnify the Company and Buyer against any tax liability of the Trak consolidated group, and (ii) make a
Section 338(h)(10) election with respect to the sale of the Company to Buyer.

                                   ARTICLE VII

        CONDITIONS TO CLOSING

        7.01. CONDITIONS TO BUYER'S OBLIGATIONS.

        The obligation of Buyer to acquire and assume the Interests shall be subject to the satisfaction (or waiver) on or prior to the Closing Date of all of the following conditions:

        (a) Representations, Warranties and Covenants of Seller. Each of Trak and Seller shall have complied in all material respects with each of its agreements and covenants contained herein to be performed on or prior to the Closing Date, and all the representations and warranties of Trak and Seller contained herein shall be true in all material respects on and as of the Closing Date with the same effect as though made on and as of the Closing Date; provided, however, that with respect to representations and warranties contained in Section 2.07, such representations and warranties shall also be true in all material respects as if made by the Company on and as of the Closing Date with the same effect as though made on and as of the Closing Date. Buyer shall have received a certificate of each of Trak and Seller, dated the Closing Date, certifying as to the fulfillment of the conditions set forth in this Section 7.01(a).

        (b) No Order. No order of any court or administrative agency shall be in effect that temporarily, provisionally or permanently prohibits Buyer from consummating the transactions contemplated hereby, or that provides for an award of damages against Buyer in connection therewith, and no claim, action, suit or other proceeding shall be pending which presents a substantial risk that such an order will become effective.

        (c) HSR Act. Approval of the acquisition and assumption of the Interests by Buyer shall have been obtained under the HSR Act or the applicable waiting period shall have terminated.

        7.02. CONDITIONS TO SELLER'S OBLIGATIONS.

        The obligation of Seller to assign the Interests shall be subject to the satisfaction (or waiver) on or prior to the Closing Date of all of the following conditions:

        (a) Representations, Warranties and Covenants of Buyer. Buyer shall have complied in all material respects with each of its agreements and covenants contained herein to be performed on or prior to the Closing Date, and all of the representations and warranties of Buyer contained herein shall be true in all material respects on and as of the Closing Date with the same effect as though made on and as of the Closing Date. Seller shall have received a certificate of Buyer, dated the Closing Date, certifying as to the fulfillment of the conditions set forth in this Section 7.02(a).

        (b) No Order. No order of any court or administrative agency shall be in effect that temporarily, provisionally or permanently prohibits Seller from consummating the transaction contemplated hereby, or that provides for an award of damages against Seller in connection therewith, and no claim, action, suit or other proceeding shall be pending which presents a substantial risk that such an order will become effective.

        (c) HSR Act. The condition set forth in Section 7.01(c) shall have been satisfied.

                                  ARTICLE VIII

        TERMINATION PRIOR TO CLOSING

        8.01. TERMINATION.

This Agreement may be terminated at any time prior to the Closing:

        (a) by the mutual written consent of Buyer and Seller; or

        (b) by either Seller or Buyer by written notice, without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in default or in breach of this Agreement), if the Closing shall not have occurred on or before January 31, 1998; or

        (c) by either Seller or Buyer by written notice, without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in default or in breach of this Agreement), if there shall have been a material breach by the other party of any of its representations, warranties, covenants or agreements contained herein, which breach is not cured within five (5) days after receipt of notice thereof.

        8.02. EFFECT ON OBLIGATIONS.

        Termination of this Agreement pursuant to this Article VIII shall terminate all obligations of the parties hereunder, except for their obligations under Sections 9.06 and 9.11 and the Confidentiality Agreement; provided, however, that termination pursuant to clause (b) or (c) of Section 8.01 shall not relieve a defaulting or breaching party from any liability to the other party hereto.

                                   ARTICLE IX

        MISCELLANEOUS

        9.01. REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION.

        The representations and warranties of the parties shall terminate upon the first anniversary of the Closing, except to the extent that written notice has been given by the party seeking indemnification to the

                                                                  EXECUTION COPY


party from whom indemnification is sought prior to the expiration of such one-year period specifying with reasonable particularity the incorrect representation or warranty giving rise to such claim for indemnification. Each party shall indemnify the other party for all liability, damage and expense (including reasonable attorneys' fees) incurred as a result of the breach or inaccuracy of the representations and warranties of such first party or the failure of such first party to perform any of its covenants herein. However, with respect to liability, damage or expense attributable to the breach or inaccuracy of representations and warranties, neither party shall have liability for the first $150,000 of such liability, damage and expense, and in computing such liability, damage and expense, such amounts shall be computed net of any related recoveries by the indemnitee under insurance policies or other related payments received from third parties and net of any tax benefits actually received by the indemnitee taking into account the income tax treatment of the receipt of indemnification. The parties agree that no party has made any representation or warranty in connection with the transactions contemplated hereby except for those representations and warranties set forth herein or in any of the Ancillary Agreements or Buyer Ancillary Agreements.

        9.02. ENTIRE AGREEMENT.

        Except for the Confidentiality Agreement and the Ancillary Documents, this Agreement (including the Schedules hereto) constitutes the sole and entire understanding of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements and all contemporaneous oral agreements between the parties with respect to the subject matter hereof.

        9.03. SUCCESSORS AND ASSIGNS.

        This Agreement may not be assigned by any party hereto without the prior written consent of the other parties hereto; provided, however, that Buyer may assign this Agreement to any direct or indirect wholly-owned subsidiary; provided, however, that any such assignment shall not relieve Buyer of its obligations hereunder. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, and permitted assigns of the parties hereto.

        9.04. HEADINGS.

        The headings of the articles, sections and paragraphs of this Agreement are inserted for convenience of reference only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

        9.05. MODIFICATION AND WAIVER.

        No amendment, modification, alteration or supplement of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the parties hereto, except that any of the terms or provisions of this Agreement may be waived in writing at any time by the party that is entitled to the benefits of such waived terms or provisions. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

        9.06. EXPENSES.

        Except as otherwise provided herein, Buyer shall pay all costs and expenses incurred by or on behalf of Buyer, and Seller shall pay all costs and expenses incurred by or on behalf of Trak, Seller or the Company, in connection with the negotiation of this Agreement and the performance of the transactions contemplated hereby, including, without limiting the generality of the foregoing, fees and expenses of its and their financial consultants, accountants and legal counsel.

        9.07. NOTICES.

        Any notice, request, instruction or other document to be given hereunder by any party hereto to any other party shall be in writing and shall be given (and will be deemed to have been duly given upon receipt) by delivery in person, by electronic facsimile transmission, cable, telegram, telex or other standard forms of written telecommunications, by overnight courier or by registered or certified mail, postage prepaid, if to Trak, Seller or the Company, to:

                      Trak Auto Corporation
                      3300 75th Avenue
                      Landover, Maryland 20785
                      ATTN:  Elliot Arditti
                      Telephone No.:  (301) 226-1530
                      Telecopier No.:  (301) 773-2707

               in each case, with a copy to:

                      Munger, Tolles & Olson LLP
                      355 South Grand Avenue, Ste. 3500
                      Los Angeles, CA  90071
                      ATTN:  Robert B. Knauss
                      Telephone No.:  (213) 683-9137
                      Telecopier No.:  (213) 687-3702

                                                                  EXECUTION COPY



               if to Buyer, to:

                      CSK Auto, Inc.
                      645 E. Missouri Avenue
                      Phoenix, Arizona  85012
                      ATTN:  President
                      Telephone No.:  (602) 265-9200
                      Telecopier No.:  (602) 234-1713

               with a copy to:

                      Gibson, Dunn & Crutcher LLP
                      200 Park Avenue
                      New York, New York  10166-0193
                      ATTN:  Charles K. Marquis
                      Telephone No.: (212) 351-4000
                      Telecopier No.: (212) 351-4035

or at such other address for a party as shall be specified by like notice.

        9.08. GOVERNING LAW.

        This Agreement shall be construed in accordance with and governed by the laws of the State of California applicable to agreements made and to be performed wholly within such jurisdiction.

        9.09. PUBLIC ANNOUNCEMENTS.

        Prior to the Closing, neither Seller nor Buyer shall make any public statements, including, without limitation, any press releases, with respect to this Agreement and the transactions contemplated hereby without the prior written consent of the other party hereto (which consent shall not be unreasonably withheld) except as may be required by law. If a public statement is required to be made by law, the parties shall consult with each other in advance as to the contents and timing thereof; provided, however, that a press release or other public announcement, statement or comment made without such joint approval shall not be in violation of this Section if it is made in order to comply with applicable securities laws or stock exchange policies and, in the reasonable judgment of the party making such release or announcement, based upon advice of independent counsel, prior review and joint approval, despite the making of reasonable efforts to obtain the same, would prevent dissemination of such release or announcement in a timely enough fashion to comply with such laws or policies; provided, however, that in all instances prompt notice from one party to the other shall be given with respect to any such release, announcement, statement or comment.

        9.10. THIRD PARTY BENEFICIARIES.

        Nothing herein expressed or implied is intended to or shall be construed to confer upon or give any person or entity, other than the parties hereto, and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

        9.11. JURISDICTION.

        Any action or proceeding arising out of or relating to this Agreement may be brought in any state or federal court sitting in the County of Los Angeles, State of California, and each of the parties hereto irrevocably submits to the jurisdiction of any such court in any such action or proceeding. Each of the parties hereto irrevocably waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought.

        9.12. COUNTERPARTS.

        This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute one and the same instrument.

        9.13. PARTIES.

        References to the "parties" hereto shall mean Trak and Seller, on the one hand, and Buyer, on the other hand.

                                                                  EXECUTION COPY


IN WITNESS WHEREOF, each of the parties hereto has executed this Purchase Agreement as of the date first above written.

                                            CSK AUTO, INC.
                                            By:  JAMES G. BAZLEN
                                                 -----------------------------
                                                 James G. Bazlen

                                            TRAK AUTO CORPORATION
                                            By:  R. KEITH GREEN
                                                 -----------------------------
                                                 R. Keith Green

                                            TRAK CORPORATION D/B/A/ TRAK AUTO
                                            CORPORATION I
                                            By:  R. KEITH GREEN
                                                 -----------------------------
                                                 R. Keith Green

                                            SUPER TRAK CORPORATION
                                            By:  R. KEITH GREEN
                                                 -----------------------------
                                                 R. Keith Green

                                   SCHEDULE A

                               LIST OF LA STORES



=========================================================
   St                                             CSK
    #                  Store Name                  #
=========================================================
=========================================================
   151     San Bernadino                          55
---------------------------------------------------------
   156     West Covina                            92
---------------------------------------------------------
   158     San Pedro                               3
---------------------------------------------------------
   159     Maywood                                35
---------------------------------------------------------
   166     Rowland Heights                        56
---------------------------------------------------------
   167     Camarillo                              41
---------------------------------------------------------
   168     Tustin                                 30
---------------------------------------------------------
   169     Atlantic Boulevard                     18
---------------------------------------------------------
   170     Lakewood                               27
---------------------------------------------------------
   172     La Puente                              63
---------------------------------------------------------
   174     Riverside                              64
---------------------------------------------------------
   175     Bell Gardens                           15
---------------------------------------------------------
   176     Long Beach Blvd                        77
---------------------------------------------------------
   178     Paramount                              70
---------------------------------------------------------
   179     Gardena                                83
---------------------------------------------------------
   190     Venice & Western                       71
---------------------------------------------------------
   191     Panorama City                           7
---------------------------------------------------------
   194     North Torrance                         31
---------------------------------------------------------
   195     Redlands                               28
---------------------------------------------------------
   196     South Gate                              2
---------------------------------------------------------
   197     Montabello                              8
---------------------------------------------------------
   198     Willowbrook                            88
---------------------------------------------------------
   199     Alhambra                                9
---------------------------------------------------------
   200     Huntington Park                        24
---------------------------------------------------------
   203     La Habra                               65
---------------------------------------------------------
   204     Santa Fe Springs                       90
---------------------------------------------------------
   206     Norwalk / Imperial                     84
---------------------------------------------------------
   209     Arleta                                 76
---------------------------------------------------------
   211     Inglewood                              93
---------------------------------------------------------
   502     Slauson                                45
---------------------------------------------------------
   503     La Mirada                              81
---------------------------------------------------------
   504     La Cienega                             62
---------------------------------------------------------
   505     Duarte                                 78
---------------------------------------------------------
   508     Northridge                              4
---------------------------------------------------------
   509     El Monte                               87
---------------------------------------------------------
   510     Simi Valley                            47
---------------------------------------------------------
   511     Altadena                               12
---------------------------------------------------------
   512     Gardena                                51
---------------------------------------------------------
   513     Chino                                  82
---------------------------------------------------------
   514     Rosemead                               43
=========================================================


=========================================================
   St                                             CSK
    #                  Store Name                  #
=========================================================
=========================================================
   517     Torrance                               37
---------------------------------------------------------
   518     Oxnard                                 49
---------------------------------------------------------
   523     Pico Rivera                            25
---------------------------------------------------------
   524     Garden Grove                            1
---------------------------------------------------------
   526     West Carson                            85
---------------------------------------------------------
   528     Fountain Valley                        66
---------------------------------------------------------
   529     Bell                                   29
---------------------------------------------------------
   530     El Segundo                             21
---------------------------------------------------------
   531     Inglewood                              89
---------------------------------------------------------
   532     Burbank                                16
---------------------------------------------------------
   535     Hawaiian Gardens                       86
---------------------------------------------------------
   536     Arcadia                                40
---------------------------------------------------------
   539     Canyon Country                         57
---------------------------------------------------------
   543     Glendora                               34
---------------------------------------------------------
   546     Azusa                                  44
---------------------------------------------------------
   548     Florance / Compton                     72
---------------------------------------------------------
   549     North Hollywood                        20
---------------------------------------------------------
   551     San Pedro                               6
---------------------------------------------------------
   553     Huntington Beach                       14
---------------------------------------------------------
   554     Pacoima                                80
---------------------------------------------------------
   555     Walnut                                 60
---------------------------------------------------------
   557     Baldwin Park                           75
---------------------------------------------------------
   560     Culver City                            39
---------------------------------------------------------
   565     Santa Monica                           59
---------------------------------------------------------
   566     Lawndale                               73
---------------------------------------------------------
   568     La Crescenta                           50
---------------------------------------------------------
   569     Compton                                79
---------------------------------------------------------
   570     Pomona                                 69
---------------------------------------------------------
   571     Eagle Rock Boulevard                   38
---------------------------------------------------------
   573     Long Beach - Spring                    22
---------------------------------------------------------
   574     Santa Ana                              52
---------------------------------------------------------
   576     Anaheim                                54
---------------------------------------------------------
   579     Washington / Maple                     36
---------------------------------------------------------
   581     Torrance                               48
---------------------------------------------------------
   582     Van Nuys                               17
---------------------------------------------------------
   584     Monrovia                               23
---------------------------------------------------------
   587     Vermont & M.L.K.                       91
---------------------------------------------------------
   590     Hacienda Heights                       68
---------------------------------------------------------
   591     Hollywood                              33
---------------------------------------------------------
   598     Florence & Vermont                     13
=========================================================

                                   SCHEDULE B

                           LIST OF NON-RENEWAL STORES


=======================================================
   St                                         CSK
    #                 Store Name               #
=======================================================
=======================================================
152       Ontario, G St.                      53
-------------------------------------------------------
154       Canoga Park                         19
-------------------------------------------------------
173       Wilmington                          46
-------------------------------------------------------
188       Compton                             58
-------------------------------------------------------
506       Ontario, S. Euclid                  61
-------------------------------------------------------
525       Fullerton                           74
-------------------------------------------------------
540       Riverside                           32
-------------------------------------------------------
542       Rodeo & Cranshaw                    42
-------------------------------------------------------
556       Commerce                            26
-------------------------------------------------------
564       Orange                              67
-------------------------------------------------------
567       Upland                              10
-------------------------------------------------------
572       Downey                              11
=======================================================

                                   SCHEDULE C

                    ADJUSTMENTS TO PHYSICAL INVENTORY COUNT

         1. The physical inventory shall account for inventory utilizing Seller's retail method.

         2. The Inventory of each LA Store, as determined by the physical inventory conducted by the Inventory Consultant, shall be rolled forward to the close of business on the Saturday immediately preceding the Closing Date, based upon Seller's retail method of accounting for inventories.

         3. After the close of business each business day between the commencement of the physical inventory and the Closing Date, Seller will update its perpetual inventory system for all item movements for the purpose of replenishing the LA Stores, and Seller will update its retail accounting system on a basis consistent with prior practices and procedures for the purpose of valuing of the LA Store inventories as of the Closing Date.

         4. The rollforward will adjust for the shrinkage of inventory, on a store-by-store basis, from the date on which its inventory is physically counted at such store through the close of business on the Saturday immediately preceding the Closing Date, at the rate of 150% of Seller's actual shrinkage rate, on a store-by-store basis, from the start of Seller's fiscal year through August 2, 1997.

         5. Buyer shall be entitled to have its independent auditors test the inventory rollforward described above for purchases and sales.

         6. There will not be any activity following the taking of the Distribution Center physical inventory through the Closing Date. Therefore, there will be no adjustment to the Distribution Center physical inventory.

                                   SCHEDULE D
                     CALCULATION OF THE INVENTORY VALUE AND
               DETERMINATION OF PURCHASE PRICE REDUCTION (IF ANY)

         The value of the LA Stores' Inventory shall be calculated using Seller's retail method as prepared by Seller based on Seller's actual cost factors for merchandise categories accumulated on a basis consistent with prior practices and procedures, as of the close of business on the Saturday immediately preceding the Closing Date, in a manner consistent with the preparation of the August Inventory Statement (as defined in Section 2.08). The value of the Distribution Center Inventory shall be calculated based on the physical counts of items (Stock Keeping Units, "SKU's") on hand as of the close of business on the day immediately preceding the Closing Date multiplied by the weighted average cost for each SKU. Weighted average cost shall be based upon Seller's invoice records, adjusted for ordinary volume discounts but not adjusting for any special promotions or similar arrangements between Seller and vendors that were not generally available to the customers of such vendor. Buyer shall be entitled to have its independent auditors test the accuracy of the weighted average cost of each SKU based upon samples of Seller's vendor records.

         In addition, at the time of the inventory, the Inventory Consultant will provide Buyer and Seller unit count by universal product code to be multiplied times Seller's weighted average cost file to validate Seller's retail inventory method. To the extent that the two methods result in materially ($1 million in aggregate) different Inventory values, then Buyer reserves the right to have the independent accounting firm determine which method is more accurate. The Inventory Value (as defined below) will be determined in accordance with the recommendation of the independent accounting firm.

         "Ordinary Inventory" means all Inventory, excluding Liquidation Inventory (as defined below) and Non-Salable Inventory (as defined below).

         "Liquidation Inventory" means all Inventory identified on the attached Schedule D-1 which are (i) not a product sold by Buyer in the ordinary course of its business, (ii) not sold by a vendor with whom Buyer deals in the ordinary course of its business or (iii) not able to be re-labeled by Buyer and sold through the LA Stores in the ordinary course of Buyer's business.

         "Non-Salable Inventory" means all Inventory which consists of cores, warranty items, recalled items, damaged or defective items and items in transit at Closing.

         "Inventory Value" means the sum of the values, determined as aforesaid, of all (i) Ordinary Inventory, plus (ii) all Liquidation Inventory not to exceed $2.0 million, plus 50% of Liquidation Inventory (not to exceed $1.0 million) in excess of $2.0 million, plus (iii) all Non-Salable Inventory not to exceed $3.5 million.

         The Purchase Price shall be reduced by the amount (if any) by which the Inventory Value is less than $37.0 million.

         The Final Payment shall equal the Purchase Price, determined as aforesaid, minus the Closing Payment.

                                  SCHEDULE D-1

INVENTORY REPORT

DESCRIPTION                         VENDOR NAME
-------------------------------------------------------------------------------
---------------------------------
No Disposition / Liquidate
---------------------------------

Accessories

Air Freshners
-------------------------------------------------
                                    Allison Corp
                                    Car Freshner
                                    E Davis Inc.
                                    Nouvelle Beverly Hills

Car Covers (IMP)
-------------------------------------------------
                                    IMR (Hong Kong)

Checkland Mdse
-------------------------------------------------
                                    Arnsco
                                    Car Freshner

Checklane Mdse
-------------------------------------------------
                                    3R Industries Inc.
                                    Allison Corp
                                    Blue Ridge The Item
                                    Broadway Electronics
                                    Buffalo Tool Corporat
                                    Duracell Inc.
                                    E Davis Inc.
                                    Enginuity, Inc.
                                    Go Jo Industries
                                    IMR (Roc/Taiwan)
                                    Kellar-Craft
                                    Memtek Prod (Memor
                                    Penguin Auto Mfg. In
                                    Personal Safety Corp
                                    Qualco
                                    Sell It Yourself Inc.
                                    The Lanechanger Inc.
                                    Vermont American T

Checklane Mdse.
-------------------------------------------------
                                    ACME Division
                                    Meg Instrument Inc.

Exterior Access
-------------------------------------------------
                                    Allison Corp

Floor Mats/Carp
-------------------------------------------------
                                    Kraco Inc.



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Rpt by PRubin                       Friday, October 03, 1997

INVENTORY REPORT

DESCRIPTION                         VENDOR NAME
-------------------------------------------------------------------------------
---------------------------------
No Disposition / Liquidate
---------------------------------

                                    Ozita

Front End Cover
-------------------------------------------------
                                    Custom Accessories

Import Car Fres
-------------------------------------------------
                                    IMR (Roc/Taiwan)

Interior Access
-------------------------------------------------
                                    Allison Corp
                                    Johnson Worldwide

Keychains
-------------------------------------------------
                                    Allison Corp
                                    Glenncraft
                                    Highland Glen
                                    Penguin Auto Mfg. In

Lighting
-------------------------------------------------
                                    Design Tech
                                    Optronics Inc
                                    Pacific Electricord
                                    Shinn Fu Co., of Ame

Other
-------------------------------------------------
                                    Custom Accessories

Reliable Catalo
-------------------------------------------------
                                    Reliable Automotive

Seat Cushions
-------------------------------------------------
                                    Honor Trading
                                    IMR (Hong Kong)

Tire Repair
-------------------------------------------------
                                    ACME Division

Wheel Covers
-------------------------------------------------
                                    IMR (Roc/Taiwan)

Chemicals
Additives
-------------------------------------------------
                                    Bell Chemical Co.
                                    Howe Labs/Media Gr
                                    Simon Petrochemical
                                    Sunshine Makers Inc.
                                    Trak Transfer Mercha


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Rpt by PRubin                       Friday, October 03, 1997

INVENTORY REPORT

DESCRIPTION                         VENDOR NAME
-------------------------------------------------------------------------------
---------------------------------
No Disposition / Liquidate
---------------------------------
                                    Wynn's Oil Company

Adhesives
-------------------------------------------------
                                    Krazy Glue/Bordens
                                    Qualco

Air Cond/Freon
-------------------------------------------------
                                    Technical Chemical

Body Repair
-------------------------------------------------
                                    Devcon

Chems Bonus End
-------------------------------------------------
                                    Howe Labs/Media Gr
                                    Simon Petrochemical

Cleaners
-------------------------------------------------
                                    Bissell Inc.
                                    Howe Labs/Media Gr
                                    Lexol Division of Sum
                                    Mothers Polish and
                                    Total Action

Dressings
-------------------------------------------------
                                    Lexal Division of Sum
                                    Mothers Polish and
                                    Reed Union Corporati
                                    Total Action

Fluids
-------------------------------------------------
                                    Tradco Chemical Cor

Import Seasonal
-------------------------------------------------
                                    IMR (Roc/Taiwan)

Lubricants
-------------------------------------------------
                                    Qualitee International
                                    Synco Chemical Corp
                                    Taylor Made Product

Other
-------------------------------------------------
                                    Bell Chemical Co.
                                    Famous Ramone Wa
                                    Go Jo Industries
                                    Howe Labs/Media Gr
                                    Nationwide



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Rpt by PRubin                       Friday, October 03, 1997

INVENTORY REPORT

DESCRIPTION                         VENDOR NAME
-------------------------------------------------------------------------------
---------------------------------
No Disposition / Liquidate
---------------------------------

                                    Qualco
                                    Sierra
                                    Sunshine Makers Inc.
                                    Taylor Made Product

Penetrants
-------------------------------------------------
                                    American Grease Sti

Polishes
-------------------------------------------------
                                    Auto Chic/Liquid
                                    Auto Wax Company,
                                    Howe Labs/Media Gr
                                    Liquid Lustre
                                    Mothers Polish and
                                    Reed Union Corporati
                                    Total Action

Seasonal
-------------------------------------------------
                                    Vermont American T

Summer Seasonal
-------------------------------------------------
                                    IMR (Roc/Taiwan)
                                    Lexol Division of Sum
                                    Prepco Performances

Wash Aids
-------------------------------------------------
                                    Delta Industries
                                    Detailed Designs (4)
                                    Gary Precision Produ
                                    Hopkins Manufacturin
                                    Mallory USA Inc.

Electronics/Ser

CB's/Radar/Horn
-------------------------------------------------
                                    Signaltone, Inc.

Security-Other
-------------------------------------------------
                                    Kraco Inc

Sound Accessori
-------------------------------------------------
                                    Dynasound Organizer

Engine Parts

ATK PWRTEST ENG
-------------------------------------------------
                                    ATK North America /


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Rpt by PRubin                       Friday, October 03, 1997

INVENTORY REPORT

DESCRIPTION                         VENDOR NAME
-------------------------------------------------------------------------------
---------------------------------
No Disposition / Liquidate
---------------------------------

Carburetor Kits
-------------------------------------------------
                                    AllParts

Engine Gaskets
-------------------------------------------------
                                    JPI

Fuel Pumps-Elec
-------------------------------------------------
                                    Walbro Corporation

Phoenix Engine
-------------------------------------------------
                                    Phoenix Industries (

Rack & Pinion
-------------------------------------------------
                                    Shinn Fu Co., of Ame
Ignition/Filtra
Battery Accesso
-------------------------------------------------
                                    Qualco

Battery Cables
-------------------------------------------------
                                    Web Wire & Cable

Filters-Misc
-------------------------------------------------
                                    Champion Laboratori

Filters/Air-OE
-------------------------------------------------
                                    Ford Motor Company
                                    Trak Transfer Mercha

Filters/Oil-Fra
-------------------------------------------------
                                    Champ Labs (oil filter

Filters/Oil-Lee
-------------------------------------------------
                                    Champion Laboratori

Filters/Oil-OE
-------------------------------------------------
                                    Ford Motor Company

Modules/Coils/R
-------------------------------------------------
                                    Ford Motor Company

Spark Plugs-AC
-------------------------------------------------
                                    Trak Transfer Mercha

Wire Sets-TRBFR
-------------------------------------------------
                                    Web, Wire & Cable

Wires-Individua
-------------------------------------------------
                                    Web, Wire & Cable M


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Rpt by PRubin                       Friday, October 03, 1997

INVENTORY REPORT

DESCRIPTION                         VENDOR NAME
-------------------------------------------------------------------------------
---------------------------------
No Disposition / Liquidate
---------------------------------

Motor Oil

Private Label
-------------------------------------------------
                                    The Sun Company

Utility Oils
-------------------------------------------------
                                    The Sun Company

Non-Engine Part

Anco Wipers
-------------------------------------------------
                                    Pylon Mfg. Corp.

Brake Hydraulic
-------------------------------------------------
                                    Repair-It Industries
                                    Royal Tool

Exhaust/Hardwar
-------------------------------------------------
                                    Qualco
                                    The Pullover Corpora

Hologens H/L
-------------------------------------------------
                                    GE Lighting

Tools

12V Air Compres
-------------------------------------------------
                                    IMR (Hong Kong)
                                    IMR (Roc/Taiwan)
                                    Shinn Fu Co., of Ame

Air Tools
-------------------------------------------------
                                    Trade Associates, Inc

Body Tools
-------------------------------------------------
                                    Wilmar

Gas Cans/Spouts
-------------------------------------------------
                                    Dipstick Cleaner LTD

Grease Guns
-------------------------------------------------
                                    KP Industries

Hand Tools
-------------------------------------------------
                                    Allied Ineternational
                                    Amsco
                                    Amsco Tool
                                    Buffalo Tool Corporat
                                    Custom Accessories

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Rpt by PRubin                       Friday, October 03, 1997

INVENTORY REPORT

DESCRIPTION                         VENDOR NAME
-------------------------------------------------------------------------------
---------------------------------
No Disposition / Liquidate
---------------------------------

                                    Danaher Tool Group
                                    Flambeau Products
                                    G.C Thorsen
                                    G.C. Thorsen
                                    IMR (Roc/Taiwan)
                                    Petersen Automotive
                                    Shinn Fu Co. of Ame
                                    Sidewinder Products
                                    SK Hand Tools
                                    Vermont American T
                                    Wilmar

Import Hand Too
-------------------------------------------------
                                    IMR (Roc/Taiwan)

Imports Misc
-------------------------------------------------
                                    IMR (Hong Kong)
                                    IMR (Roc/Taiwan)

Jacks
-------------------------------------------------
                                    Petersen Automotive

Oil Accessories
-------------------------------------------------
                                    Allison Corp
                                    Custom Accessories
                                    Detailed Designs (4)
                                    Hose Central

Other
-------------------------------------------------
                                    Helicoil
                                    Petersen Automotive
                                    Wilmar

Power Tools
-------------------------------------------------
                                    Danaher Tool Group
                                    Wen Products Inc.

Rental Tools
-------------------------------------------------
                                    Danaher Tool Group
                                    Excalibur Mfg. Co.

Repair Manuals
-------------------------------------------------
                                    Shop Foreman Diagn

Specialty Tools
-------------------------------------------------
                                    ACME Division


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Rpt by PRubin                       Friday, October 03, 1997

INVENTORY REPORT

DESCRIPTION                         VENDOR NAME
-------------------------------------------------------------------------------
---------------------------------
No Disposition / Liquidate
---------------------------------

                                    Amsco
                                    Amsco Tool
                                    Buffalo Tool Corporat
                                    Custom Accessories
                                    Helicoil
                                    Hopkins Manufacturin
                                    Qualco
                                    SK Hand Tools
                                    Vermont American T
                                    Wilmar





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Rpt by PRubin                       Friday, October 03, 1997

                                 SCHEDULE 2.07


                                 R. Keith Green


                              David B. MacGlashan


                                 Elliot Arditti

                                 SCHEDULE 2.08

                                   INVENTORY
                                 AS OF 8/02/97




                     TOTAL INVENTORY           $37,359,000

                                 SCHEDULE 2.09

                             FINANCIAL INFORMATION
                                    (000's)



                             ==================================================     ==============================================
                                        Fiscal Year Ended 2/01/97                         Seven Fiscal Periods Ended 8/30/97
                             --------------------------------------------------     ----------------------------------------------
                                              Contribution        Fixed Assets                     Contribution     Fixed Assets
                                 Sales            (1)                 NBV             Sales            (1)                NBV
                             ==================================================     ==============================================

========================     ==================================================     ==============================================
LA Stores                       $92,010         $10,452              $4,409          $51,582          $4,937            $4,359
------------------------     --------------------------------------------------     ----------------------------------------------
Non-Renewal Stores               $9,980            $863                $320           $5,434            $354              $293
========================     ==================================================     ==============================================





(1) Store Contribution excludes charges for Direct Division, Distribution and Corporate Overhead expenses.

                                SCHEDULE 6.01(D)

                           TRANSITION INCENTIVE PLAN


POSITION                                  NO.                    AMOUNT              TOTAL                TRAK              CSK
--------                                  ---                    ------              -----                ----              ---
STORE OPERATIONS
----------------

General Manager                            1                     $25,000            $25,000             $12,500            $12,500

Regional Managers                          2                     $15,000            $30,000             $15,000            $15,000

District Managers                          9                      $7,500            $67,500             $33,750            $33,750

Loss Prevention                            3                      $5,000            $15,000              $7,500             $7,500

Training Manager                           1                      $2,500             $2,500              $1,250             $1,250

Set-up Manager                             1                      $2,500             $2,500              $1,250             $1,250

Recruiter                                  1                      $2,500             $2,500              $1,250             $1,250

Merchandise Manager                        1                      $2,500             $2,500              $1,250             $1,250

Inventory Control Mgr.                     1                      $2,500             $2,500              $1,250             $1,250

Office Manager                             1                      $2,000             $2,000              $1,000             $1,000

Store Managers                            80                      $1,000            $80,000             $40,000            $40,000
                                                                                    -------             -------            -------

Total Store Operations                                                             $232,000            $116,000           $116,000
                                                                                   --------            --------           --------

DISTRIBUTION CENTER
-------------------

D/C Manager                                1                     $20,000            $20,000              $5,000            $15,000

Data Center Manager                        1                      $7,500             $7,500              $1,875             $5,625

D/C Supervisors                            4                      $7,500            $30,000              $7,500            $22,500

Drivers                                    8                      $5,000            $40,000             $10,000            $30,000

Inventory Control Mgr.                     1                      $5,000             $5,000              $1,250             $3,750
                                                                                     ------              ------             ------

Total Distribution Center                                                          $102,500             $25,625            $76,875
                                                                                   --------             -------            -------

Total Incentive Program                                                            $334,500            $141,625           $192,875
                                                                                   --------            --------           --------

                                SCHEDULE 6.01(d)


                           TRANSITION INCENTIVE PLAN

Each employee holding one of the above listed positions on the date of the public announcement of Trak's disposition of the LA Stores who meets the eligibility criteria set forth below shall be paid the amount of the incentive bonus listed in the "Amount" column. The amount of the incentive bonus to be paid to any employee shall not be increased if one or more of the other employees holding the same position is not eligible to receive the incentive bonus.

The foregoing incentive bonus will be mailed by Seller to eligible Store Operations employees ten days following the Closing, and to eligible Distribution Center employees ten days following the earliest of the expiration of 135 days after the Closing, or the last day that Seller provides Distribution Center Services to Buyer in accordance with the Operating Agreement referred to in section 6.01(e) ("DC Termination"). Buyer shall pay its share of such incentive bonuses as stated on the Schedule attached hereto, within 15 days after receipt of a written statement from Seller specifying the amounts owed to each eligible employee.

Prior to mailing any incentive bonus, Seller and Buyer shall review the list of the employees holding the listed positions on the date of the public announcement and mutually agree which employees are eligible to receive the incentive bonus. If the parties can not agree on whether an employee is eligible to receive an incentive bonus, the party believing that the employee is legally entitled to receive the bonus shall not be restricted from paying the employee all or part of the incentive bonus it believes is due.

Prior to paying the bonus, Seller shall deduct all statutory payroll deductions, including, but not limited to federal and state tax withholding, FICA and SDI. Seller shall timely transmit the withholding and any "employer's contribution", if any, due with respect to the bonus to the appropriate government agency.

To be eligible to receive the foregoing incentive bonus, a Store Operations employee must:

         - Be actively employed by Seller or the Company on the date of the Closing. Actively employed includes being on an approved leave of absence, or a vacation approved prior to October 6, 1997, but does not include any unexcused absence.


         - Have maintained acceptable attendance between the date of the announcement of Trak's disposition of the LA Stores and the Closing. More than one unexcused absence will be deemed unacceptable attendance in the discretion of Buyer and Seller.

To be eligible to receive the foregoing incentive bonus, a Distribution Center employee must:

         - Be actively employed by Seller on the date of the DC Termination, unless sooner terminated by Seller due to lack of work. Actively employed includes being on an approved leave of absence, or a vacation approved prior to October 6, 1997, but does not include any unexcused absence.

         - Have maintained acceptable attendance between the date of the announcement of Trak's disposition of the LA Stores and the DC Termination. More than one unexcused absence will be deemed unacceptable attendance in the discretion of Buyer and Seller.


Buyer and Seller reserve the right in their mutual discretion to determine that an employee holding one of the listed positions is eligible to receive an incentive bonus, where the employee fails to satisfy the above criteria.